Exhibit 99.1

Xylem Inc.
1 International Drive, Rye Brook N.Y. 10573
Tel +1.914.323.5700

NEWS RELEASE

Contacts:

Media	Investors
Houston Spencer +1 (914) 323-5723	Matt Latino +1 (914) 323-5821
Houston.Spencer@xyleminc.com	Matthew.Latino@xyleminc.com

Xylem updates second quarter results,
announces major contract wins

•	Solid performance in context of COVID-19 market challenges

•	Healthy longer-term commercial momentum with large, signature project wins

•	Company to report second quarter earnings July 30, 2020
RYE BROOK, NY, (July 14, 2020) - Global water technology company, Xylem Inc. (NYSE:XYL), today announced that for the quarter ended June 30, 2020, it expects revenue declines of approximately -14 percent on a reported basis, and -12 percent organically, versus previous guidance of -20 to -30 percent.
Xylem expects second quarter EPS in the range of $0.15 to $0.17 on a reported basis, and $0.37 to $0.39 on an adjusted basis, excluding restructuring, realignment and special items.
Xylem further announced it signed two milestone deals during the second quarter. The Company won a large-scale irrigation project in the Telangana region of India, worth approximately $115 million, making it the largest deal Xylem has signed in the country, to date. Revenue from the project is expected to be recognized over the next two to three years, starting late in the fourth quarter of 2020. Separately, in the United Kingdom, Xylem will be deploying smart metering, software and network solutions for Anglian Water. The $90 million contract will see implementation across Anglian’s service area, which covers a large portion of the east of England, with revenue recognition expected over the next five years, beginning late in the fourth quarter of 2020.
“The preliminary second quarter results demonstrate that our team, across the world, has continued to serve our customers well, particularly those delivering essential services in their communities, despite the difficulties of COVID-19,” said Patrick Decker, president and CEO

Exhibit 99.1

of Xylem. “While we are still seeing considerable impact from the pandemic, we’re pleased we have been able to navigate the headwinds so far, setting a better-than-anticipated pace.
“We are fully operational across our manufacturing network, and are in a solid position to weather the uncertainties of this changeable and challenging environment,” continued Decker. “The large deals we are winning - both in developed and emerging markets - are proof that large-scale projects, and the implementation of transformational technologies, are continuing to move ahead and that Xylem is well positioned to benefit from that momentum over the longer term. We look forward to reporting full results for the quarter in a few weeks’ time.”

Q2 2020 Reporting
Xylem will release its second quarter 2020 results on July 30, 2020, at 6:55 a.m. At 9:00 a.m. (ET), Xylem’s senior management team will host a conference call with investors to discuss the results.
The call can be accessed by calling (973) 935-2945 (ID # 7095996) or by visiting the Investors | Events section of xylem.com.
A replay of the briefing will also be available on the Investors | Events section of xylem.com and via telephone until August 31, 2020, at 11:59 p.m. (ET). The telephone replay will be available at (800) 585-8367 or (404) 537-3406 (ID # 7095996).

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About Xylem
Xylem (XYL) is a leading global water technology company committed to solving critical water and infrastructure challenges with technological innovation. Our more than 16,000 diverse employees delivered revenue of $5.25 billion in 2019. We are creating a more sustainable world by enabling our customers to optimize water and resource management, and helping communities in more than 150 countries become water-secure. Join us at www.xylem.com.
Forward-looking Statements
This press release contains information that may constitute “forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “contemplate,” “predict,” “forecast,” “believe,” “target,” “will,” “could,” “would,” “should,” “potential,” “may” and similar expressions identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements include any statements that are not historical in nature, including any statements about the capitalization of the Xylem Inc. (“the

Exhibit 99.1

Company”), the Company’s restructuring and realignment, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals. All statements that address operating or financial performance, events or developments that we expect or anticipate will occur in the future - including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results - are forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Many of these risks and uncertainties are currently amplified by and may continue to be amplified by, or in the future may be amplified by, the novel coronavirus (“COVID-19”) pandemic.

Factors that could cause results to differ materially from those anticipated include: overall economic and business conditions; uncertainty of the magnitude, duration, geographic reach and impact on the global economy of the COVID-19 pandemic; the current, and uncertain future, impact of the COVID-19 pandemic on our business, growth, projections, financial condition, operations, cash flows, and liquidity, including the impact of adverse economic conditions caused by the COVID-19 pandemic on our performance or customer markets; actual or potential other epidemics, pandemics or global health crises; geopolitical and other risks associated with our international operations, including military actions, protectionism, economic sanctions or trade barriers including tariffs and embargoes that could affect customer markets and our business, and non-compliance with laws, including foreign corrupt practice laws, data privacy, export and import laws and competition laws; potential for unexpected cancellations or delays of customer orders in our reported backlog; our exposure to fluctuations in foreign currency exchange rates; disruption, competition and pricing pressures in the markets we serve; industrial, governmental and private sector spending; the strength of housing and related markets; weather conditions; ability to retain and attract talent and key members of management; our relationship with and the performance of our supply chain including channel partners; our ability to successfully identify, complete and integrate acquisitions; our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; changes in the value of goodwill or intangible assets; the preliminary nature of our cost and savings estimates related to restructuring, realignment and related charges, including the timing of such charges and savings, which are subject to change as the Company makes decisions and refines estimates over time; timing delays in implementing restructuring, realignment and strategic initiatives; our ability to realize all of the cost savings anticipated in connection with restructuring and realignment; management and employee distraction resulting from restructuring actions; our ability to continue making strategic investments for growth; risks relating to product defects, product security, product liability and recalls; claims or investigations by governmental or regulatory bodies; cybersecurity attacks, breaches or other disruptions of information technology systems on which we rely; our sustainability initiatives; the anticipated use of proceeds from our green bond offering, including any failure to allocate the net proceeds to eligible green projects, or to meet or continue to meet the investment requirements of certain environmentally focused investors; litigation and contingent liabilities; and other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and in subsequent filings we have made or may make with the Securities and Exchange Commission. All forward-looking statements made herein are based on information currently available to the Company as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.